EXECUTION VERSION

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY

THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY dated February 19, 2020 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and Truist Bank (successor by merger to SunTrust Bank), as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).
RECITALS
WHEREAS, the Sponsor, the Participants and Truist Bank (successor by merger to SunTrust Bank), as Servicer, entered into that certain Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of October 25, 2017 (as amended by that certain First Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of October 23, 2018, that certain Second Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of October 11, 2019, that certain Third Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty dated as of January 21, 2020, and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);
WHEREAS, the Sponsor has requested certain amendments be made to the Loan Facility Agreement; and
WHEREAS, the Participants also agree to such amendments subject to the terms and conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Amendment to Loan Facility Agreement. The defined term “Consolidated EBITDA” in Section 1.1 of the Loan Facility Agreement is hereby amended by (i) deleting the text “and” immediately prior to clause (O) therein, (ii) inserting the text “, (P) for any period ending on or prior to December 31, 2020, any charges, costs and expenses incurred as a result of the 2018 FTC Inquiry (defined below), including any settlement amounts payable to the Federal Trade Commission (the “FTC”), any legal or professional services fees, costs or expenses to investigate, comply with and/or respond to legal, government and regulatory claims relating to the 2018 FTC Inquiry, and any incremental costs, expenses or fees incurred by the Borrower or any of its Subsidiaries with respect to any compliance-related activities undertaken by the Borrower or any of its Subsidiaries under or in connection with any consent order or compliance agreement entered into with the FTC in respect of the 2018 FTC Inquiry or the settlement thereof, including any monitoring, disclosure and reporting requirements and any modification or enhancement of the Borrower’s or any of its Subsidiary’s software or technology systems or platforms as necessary or advisable to comply with such requirements; provided, that the aggregate amount for all such items under this clause (P) shall not exceed $190,000,000, and (Q) any fines, penalties, restitution, settlement payments, charges and similar costs and expenses, paid or incurred, including attorneys’ and professional advisor fees (excluding, for the avoidance of doubt, expenses of the type contemplated by clause (P) above) related to any litigation or governmental or regulatory investigation or proceeding arising from, based upon and/or related to the 2018 FTC Inquiry or any other regulatory or compliance inquiries or investigations at any time conducted by the FTC or any other Governmental Authority with respect to the Borrower or any of its Subsidiaries; provided, that the aggregate amount for all such items under this clause (Q) shall not exceed five percent (5%) of Consolidated EBITDA for such period (calculated prior to giving effect to the amount added to Consolidated EBITDA pursuant to this clause (Q))” immediately following clause (O) therein, and (iii) inserting the following sentence immediately after the final period therein: “As used in this definition, the term “2018 FTC Inquiry” means those certain civil investigative demands (“CIDs”), received by the Company from the FTC in July 2018, regarding disclosures related to lease-to-own and other financial products offered by the Company through its and certain of its subsidiaries businesses and whether such disclosures violate the Federal Trade Commission Act (the “FTC Act”), together with any related agreement or agreement in principle in respect of the settlement thereof between the Borrower and/or any of its Subsidiaries and the FTC, and any related consent order.”
3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and each Participant (the “Fourth Amendment Effective Date”):
(a)    Amendment. Receipt of a counterpart of this Amendment duly executed by each of the Credit Parties, the Participants and the Servicer.
(b)    Amendment to Credit Agreement Documents. The Credit Agreement and the other Credit Documents shall have been amended in a manner reasonably satisfactory to the Servicer.
(c)    Fees and Attorney Costs. The Sponsor shall have paid all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document or under any agreement with the Servicer.
4.    Miscellaneous.
(a)    This Amendment shall be deemed to be, and is, an Operative Document.
(b)    Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith and (iii) affirms all of its obligations under the Operative Documents.
(c)    Effective as of the date hereof, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.
(d)    Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties that as of the Fourth Amendment Effective Date after giving effect to this Amendment:
(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

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(ii)    this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment, other than such consents, approvals or authorizations that have been obtained; and
(iv)    such Credit Party is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization.
(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f)    This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty to be duly executed as of the date first above written.
SPONSOR:                    AARON’S, INC.

By:    /s/ Steven A. Michaels
Name:    Steven A. Michaels

Title:	Chief Financial Officer and President of Strategic Operations

GUARANTORS:                AARON INVESTMENT COMPANY
By:    /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: Vice President and Treasurer

AARON’S LOGISTICS, LLC
By: AARON’S, INC., as sole Manager

By:     /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title:     Chief Financial Officer and President of     Strategic Operations

AARON’S PROGRESSIVE HOLDING COMPANY
By:    /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: President and Treasurer

APPROVE.ME, LLC
AM2 ENTERPRISES, LLC
PROG LEASING, LLC

By:	PROGRESSIVE FINANCE HOLDINGS, LLC, Sole Manager
By:     /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: Vice President

AARON’S, INC.
FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED
LOAN FACILITY AGREEMENT AND GUARANTY

PROGRESSIVE FINANCE HOLDINGS, LLC

By:    /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: Vice President

WOODHAVEN FURNITURE INDUSTRIES, LLC

By:    /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: Vice President

NPRTO ARIZONA, LLC
NPRTO CALIFORNIA, LLC
NPRTO FLORIDA, LLC
NPRTO GEORGIA, LLC
NPRTO ILLINOIS, LLC
NPRTO MICHIGAN, LLC
NPRTO NEW YORK, LLC
NPRTO OHIO, LLC
NPRTO TEXAS, LLC
NPRTO MID-WEST, LLC
NPRTO NORTH-EAST, LLC
NPRTO SOUTH-EAST, LLC
NPRTO WEST, LLC

By:    PROG LEASING, LLC, Sole Manager

By:     /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: Vice President

VIVE FINANCIAL, LLC

By:    /s/ Steven A. Michaels
Name:    Steven A. Michaels
Title: Vice President

AARON’S, INC.
FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED
LOAN FACILITY AGREEMENT AND GUARANTY

SERVICER:	TRUIST BANK (successor by merger to SunTrust Bank), as Servicer and as a Participant

By:     /s/ J. Haynes Gentry, III
Name: J. Haynes Gentry, III
Title: Director

AARON’S, INC.
FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED
LOAN FACILITY AGREEMENT AND GUARANTY